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             Exhibit 3: Amendment No. 1 to Joint Filing Agreement
             ----------------------------------------------------

                   AMENDMENT NO. 1 TO JOINT FILING AGREEMENT

     WHEREAS, Steven M. Scott, M.D., Scott Medical Partners, LLC, The Signal Fund, L.P., The Steven M. Scott Family Limited Partnership, Doctors Health Plan, Inc, The Scott Family Foundation, Inc., and S&WLP (the "Original Parties")
                                                        ----------------
entered into a Joint Filing Agreement dated June 19, 1997 (the "Agreement"); and
                                                                ---------

     WHEREAS, the Original Parties desire further to amend the Agreement in order to include The Scott Group, Inc., PhyAmerica Acquisition Corporation, and American Alliance Holding Company as additional parties who agree to the joint filing on Schedule 13D,

     NOW, THEREFORE, BE IT RESOLVED, that the Agreement is hereby amended as follows:

     Scott Group, Inc., PhyAmerica Acquisition Corporation, and American Alliance Holding Company are hereby included in the list of persons agreeing to the joint filing on behalf of each of them of all amendments to Schedule 13D with respect to the common stock, par value $.01 per share, of PhyAmerica Physician Group, Inc., a Delaware corporation.

     Except as amended hereby, the Agreement remains in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed as of October 25, 2001.


                                      ________________________________________
                                      Steven M. Scott, M.D.

                                      SCOTT MEDICAL PARTNERS, LLC

                                      By: ____________________________________
                                      Bertram E. Walls, M.D.

                                      THE SIGNAL FUND, L.P.

                                      By: ____________________________________
                                      Bertram E. Walls, M.D.

                                      THE STEVEN M.SCOTT FAMILY LIMITED
                                      PARTNERSHIP

                                      By: ____________________________________
                                      Steven M. Scott, M.D.
                                      Title: General Partner

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                                      DOCTORS HEALTH PLAN, INC.

                                      By: ____________________________________
                                      Steven M. Scott, M.D.
                                      Title: President

                                      THE SCOTT FAMILY FOUNDATION, INC.

                                      By: ____________________________________
                                      Steven M. Scott, M.D.
                                      Title: President

                                      S&W LIMITED PARTNERSHIP

                                      By: ____________________________________
                                      Bertram E. Walls, M.D.
                                      Title: General Partner

                                      SCOTT GROUP, INC.

                                      By: ____________________________________
                                      Steven M. Scott, M.D.
                                      Title: President

                                      PHYAMERICA ACQUISITION CORPORATION

                                      By: ____________________________________
                                      Steven M. Scott, M.D.
                                      Title: President

                                      AMERICAN ALLIANCE HOLDING COMPANY

                                      By: ____________________________________
                                      Steven M. Scott, M.D.
                                      Title: President

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